UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 27, 2010


                            St. Joseph Bancorp, Inc.
                            ------------------------
             (Exact name of registrant as specified in its charter)

           Maryland                     000-53573                 26-3616144
----------------------------      ---------------------      -------------------
(State or other jurisdiction      (Commission File No.)       (I.R.S. Employer
    of incorporation)                                        Identification No.)

1901 Frederick Avenue, St. Joseph, Missouri                         64501
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(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code:  (816) 233-5148
                                                     --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01.  Entry into a Material Definitive Agreement.
            -------------------------------------------

            On April 27, 2010, Midwest Federal Savings and Loan Association of St. Joseph (the "Association"), the wholly owned subsidiary of St. Joseph
Bancorp, Inc. (the "Company"), entered into a Real Estate Contract (the "Agreement") with M&I Marshall & Ilsley Bank to acquire real estate located at 2211 North Belt Highway, St. Joseph, Missouri, including the building and improvements thereon, which is expected to be used as a branch office of the Association. The purchase price of the property is $538,000. The Association did not acquire deposits or loans as part of this transaction. The transaction is expected to close during the quarter ending June 30, 2010.

            The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated into this report by reference.


Item 9.01.  Financial Statements and Exhibits.
            ----------------------------------

(a)         Financial statements of businesses acquired. Not Applicable.

(b)         Pro forma financial information. Not Applicable.

(c)         Shell company transactions: Not Applicable.

(d)         Exhibits.

            The following exhibit is attached as part of this report:

            Exhibit 10.1  Real Estate Contract with M&I Marshall & Ilsley Bank

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           ST. JOSEPH BANCORP, INC.


DATE:  May 3, 2010                     By: /s/ Ralph E. Schank
                                           -----------------------------------
                                           Ralph E. Schank
                                           President and Chief Executive Officer